SEC File No. 333-61831

Filed Pursuant to Rule 497(h)

Prospectus Supplement
(To Prospectus Dated July 1, 2006)

ING PRIME RATE TRUST

2,319.711 Shares of Beneficial Interest

On June 18, 2007, ING Prime Rate Trust (the “Trust”) sold 2,319.711 shares of beneficial interest of the Trust through the Trust’s Shareholder Investment Program pursuant to a Distribution Agreement with ING Funds Distributor, LLC (“IFD”) at a sales price of $7.667 per share.

Gross Proceeds	$17,785.23
Commission to IFD	$0.00
Net Proceeds to Trust	$17,785.23

On June 15, 2007, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $7.82.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus Supplement is June 20, 2007.